Lord Abbett Developing Growth Fund, Inc.

                     Supplement dated September 10, 1999 to
            Prospectus dated June 1, 1999 (as Revised August 1, 1999)

Starting on October 1, 1999, new investors may not buy Class A, B or C shares of the Fund other than through qualified retirement plansor Mutual Fund Advisory Programs. Existing investors may continue to invest in the Fund. However, no investor may place an order for more than $10 million.